UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) AUGUST 3, 2005.

                         CLEAN DIESEL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                      000-27432                     06-1393453
(State or other              (Commission                  (IRS Employer
Jurisdiction of              File Number)               Identification No.)
Incorporation)

                         SUITE 702, 3000 ATLANTIC STREET
                                STAMFORD CT 06901
                                 (203) 327-7050
          (Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR240.13e-4 ( c))


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                SECTION 5 - - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 8, 2005 the Registrant issued the press release attached to this Report as Exhibit 99.1 to report the election of Walter G. Copan, Ph.D, as Vice President and Chief Technology Officer of the Registrant at a meeting of the Board of Directors of the Registrant on August 3, 2005.

     Dr. Copan, age 51, had been, prior to his appointment by the Registrant, the Principal Licensing Executive, Technology Transfer, of the National Renewable Energy Laboratory of the U.S. Department of Energy since June 2003. Before his service with the Department of Energy, Dr. Copan held various research and management positions with The Lubrizol Corporation, a specialty chemical company, his employer since 1975. His last position with Lubrizol was that of Managing Director, Technology Transfer and Licensing. Dr. Copan has a Ph.D in Physical Chemistry from Case Western Reserve University and B.S/B.A. degrees in Chemistry and Music from Case Western Reserve University.

     Pursuant to Dr. Copan's employment agreement with the Registrant, attached to this Report as Exhibit 99.2, his term of employment is indefinite; his base salary is $200,000 per year; his first year bonus is guaranteed at $30,000, subject to continued employment, with an additional contingent bonus amount of not more than $30,000, and such bonus participation in later years as may be agreed by the Directors; he was granted a stock option on August 3, 2005 for a period of 10 years vesting 25% per year over four years to acquire 100,000 shares of the Registrant's common stock at the exercise price of $1.40 per share; he is entitled to participate in the Registrant's benefit and welfare plans and programs as are enjoyed by the Registrant's other U.S. based officers; and he has a relocation and moving allowance. Further details of Dr. Copan's employment agreement may be found in Exhibit 99.2 to this Report.


                 SECTION 9 - - FINANCIAL STATEMENTS AND EXHIBITS

     Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits
                    99.1 Press Release of August 8, 2005 issued by Clean Diesel Technologies, Inc.
                    99.2 Employment Agreement as of June 14, 2005 between Clean Diesel Technologies, Inc. And Dr. Walter G. Copan

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CLEAN DIESEL TECHNOLOGIES, INC.


Date: August 8, 2005                     By  /s/ C. W. Grinnell
                                             Charles W. Grinnell
                                             Vice President & Secretary